September 1, 2026

Prospectus

Victory Global Managed Volatility Fund

Fund Shares Institutional Shares Class A Class C Class R6

UGMVX	UGOFX	—	—	—

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

vcm.com

(800) 235-8396

Victory Global Managed Volatility Fund Summary

Investment Objective

The Victory Global Managed Volatility Fund (the “Fund”) seeks to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

Fund Fees and Expenses

The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees

(paid directly from your investment)

	Fund	Institutional
	Shares	Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of purchase or sale price)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%

Distribution and/or Service (12b-1) Fees	0.00%	0.00%

Other Expenses	0.53%	0.20%

Total Annual Fund Operating Expenses	1.13%	0.80%

Fee Waiver/Expense Reimbursement1	(0.23)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
Reimbursement1	0.90%	0.70%

1Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.90% and 0.70% of the Fund’s Shares and Institutional Shares, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$92	$336	$600	$1,354

Institutional Shares	$72	$245	$434	$ 980

Victory Global Managed Volatility Fund Summary

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategy

The Fund’s principal strategy is to combine a portfolio of domestic and foreign equity securities, including emerging markets securities, designed to provide growth with lower volatility. The Fund primarily invests in stocks that exhibit high-quality characteristics such as high levels of profitability and stable earnings, which may lower volatility in the Fund’s returns. The Fund uses quantitative analysis to allocate exposure to various quality factors to limit the amount of risk any individual factor contributes to the Fund and to reduce the Fund’s volatility. The Fund’s portfolio construction process generally seeks to maintain a target beta below the MSCI All-Country World Index (the “benchmark”), which the portfolio manager believes will provide the potential for long-term capital appreciation while maintaining lower volatility than the benchmark.

To a limited extent, the Fund may invest in exchange-traded funds (“ETF”) and affiliated ETFs. Additionally, in certain instances, the Fund may use alternative investment strategies such as an option-based risk-management strategy, which involves purchasing and selling options on component indices or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. The Fund can also invest in other derivatives, including equity futures. Futures typically are used as a liquid and economical means of managing tactical allocations to asset classes or factors.

Principal Risks

The Fund’s investments are subject to the following principal risks:

General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in

Victory Global Managed Volatility Fund Summary

similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.

Sector Risk – To the extent the Fund invests in one or more sectors, such as the information technology sector, it is subject to the risks faced by these companies, such as intense competition and potentially rapid product obsolescence. Information technology companies also are heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Factor-Based Investment Risk – Quantitative tools used by portfolio management analyzes stocks and other potential investments based on various investment characteristics or “factors,” which may be out of favor or may not produce the best results over periods of time. In addition, the effectiveness of the quantitative analysis of securities will significantly impact the success of the Fund’s investment strategy. A portfolio using quantitative analysis may underperform the market as a whole versus a portfolio using a different approach, such as fundamental analysis. The factors used in quantitative analysis and the emphasis placed on those factors may not be predictive of a security’s value. Further, factors that affect a security’s value can change over time and may not be reflected in the Fund’s portfolio. Therefore, the Fund may have a lower return than if it were managed using a strategy that did not include quantitative analysis.

ETF Risk – ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund’s investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund’s performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund’s management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund’s investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they

Victory Global Managed Volatility Fund Summary

will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, current regulations may limit the Fund’s ability to invest in derivatives.

Options Risk – The Fund could experience a loss in the options portion of the portfolio, particularly during periods when market values are increasing but market volatility is high. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline. When the Fund simultaneously buys index put options and sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline if the market price of the index falls below the strike price of the short index put option.

Leveraging Risk – The Fund is subject to the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments, the more this leverage will magnify any losses on those investments.

Liquidity Risk – The risk of investing in securities that generally are less liquid than higher-quality securities is referred to as liquidity risk. The market for lower-quality issues generally is less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the trade price may be substantially higher or lower than expected.

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares’ volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s regulatory broad-based securities market index and another comparative index with investment characteristics similar to those of the Fund. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800)

235-8396.

Victory Global Managed Volatility Fund Summary

Calendar Year Returns for Fund Shares

30%
	20.95%	21.69%	21.00%	16.74%
20%			19.47%

			13.15%
10%	6.39%		6.25%

0%
-10%	-8.78%

-20%			-15.78%

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	14.73%	June 30, 2020
Lowest Quarter	-21.42%	March 31, 2020

Year-to-date return	13.61%	June 30, 2026

Average Annual Total Returns
(For the Periods Ended December 31, 2025)		1 Year	5 Years	10 Years
FUND SHARES Before Taxes		16.74%	9.97%	9.33%

FUND SHARES After Taxes on Distributions		11.92%	7.12%	7.40%

FUND SHARES After Taxes on Distributions and Sale of Fund Shares		13.30%	7.35%	7.12%

INSTITUTIONAL SHARES Before Taxes		16.90%	10.19%	9.54%

Indices

MSCI All Country World Index
reflects no deduction for fees, expenses, or taxes, except foreign
withholding taxes		22.34%	11.19%	11.72%

Global Managed Volatility Composite Index
reflects no deduction for fees, expenses, or taxes1		14.14%	8.75%	8.93%

1The Global Managed Volatility Composite Index is a combination of unmanaged indexes representing the Fund’s model allocation and consists of the MSCI All-Country World Index (70%) and the Bloomberg 1-3 Month US Treasury Bill (30%).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

Victory Global Managed Volatility Fund Summary

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s Victory Solutions platform.

Portfolio Management

	Title	Tenure with the Fund
	President, Investment Franchises
Mannik S. Dhillon, CFA, CAIA	& Solutions	Since 2019
	Senior Portfolio Manager and
	Head of Portfolio Management,
Lance Humphrey, CFA	VictoryShares and Solutions	Since 2016
Purchase and Sale of Fund Shares

Investment Minimums		Fund Shares	Institutional Shares
Minimum Initial Investment		$3,000	$1,000,000

Minimum Subsequent Investments		$50	None

You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA,

401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Victory Global Managed Volatility Fund Summary

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser”

throughout the Prospectus, manages the Fund.

The Fund is managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”

The Fund seeks to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.

The Fund’s principal strategy is to combine a portfolio of domestic and foreign equity securities, including emerging markets securities within all market capitalizations (including small, mid, and large cap), designed to provide growth with lower volatility. The Fund primarily invests in stocks that exhibit high-quality characteristics such as high levels of profitability and stable earnings, which may lower volatility in the Fund’s returns. The Fund uses quantitative analysis to allocate exposure to various quality factors to limit the amount of risk any individual factor contributes to the Fund and to reduce the Fund’s volatility. The Fund’s portfolio construction process generally seeks to maintain a target beta below the MSCI All-Country World Index (“benchmark”), which the portfolio manager believes will provide the potential for long-term capital appreciation while maintaining lower volatility than the benchmark. The Fund’s portfolio may be allocated up to 100% in either domestic or foreign and emerging markets securities.

The Fund also may invest in a broad range of fixed-income securities (both investment grade and non-investment grade).

The Fund’s investments are intended to provide investors with a diversified investment in a single mutual fund. Equity securities, including U.S. stocks, provide the potential for long-term capital appreciation. Foreign and emerging markets stocks provide the potential for appreciation during periods of adverse economic and market conditions in the United States. Fixed-income securities, including bonds and money market instruments, provide the potential for current income, safety of principal in periods of deflation, and a means for temporary investment of cash balances arising in the normal course of business.

The Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

Victory Solutions

We use quantitative analysis to identify companies that generally meet one of the following criteria: exhibit high levels of profitability, maintain stable fundamental levels, and/or have strong balance sheet metrics. Decisions to buy and sell securities are based on changes to risk or factor exposures, as determined by the portfolio managers using quantitative analysis, in order to maintain a low volatility profile for the Fund.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund may not necessarily buy all of the securities listed below.

Bonds

A debt instrument representing the contractual obligation of an issuer to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. Bonds may be issued in a variety of forms and by different types of issuers, such as:

■Corporate debt securities – Bonds and other debt instruments issued by corporations and similar entities.

■Obligations of U.S., state, and local governments, their agencies and instrumentalities – In general, the debt obligations (of which some, but not all, are supported by the taxing power of the government) of certain governmental entities.

■Mortgage- and asset-backed securities – Generally, securities representing a pool of mortgages or other expected streams of payments, such as credit card receivables or automobile loans, which are packaged together and sold to investors who then are entitled to the payments of interest and principal. Types of mortgage-backed securities in which the Fund may invest include, but are not limited to, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and interest-only CMBS.

Convertible Securities

Bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes, the credit quality of the issuer, and the price of the underlying common stock.

Derivatives

The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities), including futures contracts, options contracts, and swaps, to manage its exposure to changes in securities prices and foreign currencies, in an effort to enhance income, and to protect the value of portfolio securities. The Fund also may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Equity Securities

Can include common stocks, preferred stocks, convertible securities, and depositary receipts for such securities, which may be listed on securities exchanges, traded in various over-the-counter markets, or have no organized markets.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. companies. Also may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies, and exchange-traded funds (“ETFs”) that invest in foreign companies.

Illiquid Securities

Up to 15% of the Fund’s net assets may be invested in illiquid securities, which are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Investments

Leveraged Loans

Generally includes adjustable-rate bank loans made to companies rated below investment grade. The interest rates typically are reset periodically based upon the fluctuations of a base interest rate and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors.

Exchange-Traded Funds (“ETFs”)

ETFs are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs typically track a market index or specific sectors or segments of the stock or bond markets. ETFs also may focus on specific equity styles, such as large-cap growth or small-cap value, or factors, such as momentum or value. Because they trade like stocks, ETFs offer trading flexibility desired by both individuals and institutions.

Preferred Stocks

An equity security of a company with a specified dividend that may or may not fluctuate. Preferred stocks rank after bonds and before common stocks in claims on income for dividend payments and on assets should the company be liquidated.

Repurchase Agreements

A transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller at an agreed upon price on an agreed upon date, the resale price of which reflects the purchase price plus an agreed upon market rate of interest.

Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund’s overall investment objective. The following describes the types of securities or techniques that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund’s principal investment strategies. Additional securities and techniques are described in the Fund’s SAI.

Option-Based Risk-Management Strategy

In certain instances, the Fund may implement an option-based risk-management strategy, which involves purchasing and selling options on indexes or corresponding ETFs. This strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. We expect to implement this strategy at times when we believe stocks are significantly overpriced or are at materially elevated risk of a major sell-off based on the portfolio manager’s assessment of economic and market conditions.

As the seller of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of a call option has the right to any appreciation in the value of the underlying instrument over a fixed price (the exercise price) on a certain date in the future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the underlying instrument and the exercise price of the option. The premium, the exercise price, and the market value of the underlying instrument determines the gain or loss realized by the Fund as the seller of the call option. The Fund also can repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

As the buyer of a put option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of a put option generally increases as the market value of the underlying instrument decreases.

Investments

Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

Selling index or ETF call options can reduce the risk of owning a stock portfolio, because declines in the value of the stock portfolio would be offset to the extent of the up-front cash (premium) received at the time of selling the call option. However, if the value of the index or ETF on which the option is based appreciates to a price higher than the option’s exercise price, it can be expected that the purchaser will exercise the option and the Fund will be obligated to pay the purchaser the difference between the exercise price and the appreciated value of the underlying instrument. Therefore, selling index or ETF call options also can limit the Fund’s opportunity to profit from an increase in the market value of the stock portfolio.

Purchasing index or ETF put options can reduce the risk of declines in the value of a stock portfolio, because a put option gives its purchaser, in return for a premium, the right to receive the difference between the exercise price of the option and any decline in the value of the index or ETF below the exercise price. However, the Fund risks losing all or part of the cash paid for purchasing put options if the value of the index or ETF does not decline below its exercise price. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

The following provides additional information about the Fund’s principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.

Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk and may apply to certain other securities in which the Fund may invest. The Fund accepts some credit risk as a recognized means to enhance investors’ return. Market events may affect the creditworthiness of the issuer of a fixed-income security and may impair an issuer’s ability to timely meet its debt obligations as they come due.

When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the potential investment. The ratings may not take into account every risk that interest and/or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Credit ratings do not provide assurance against default or other loss of money. Nevertheless, even investment-grade securities typically are subject to some credit risk. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. Thus, if a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.

ETF Risk: ETFs, which generally are registered investment companies, incur their own management fees and other expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, its performance to be lower than if it were to invest directly in the securities held by the ETF. For investments in affiliated Victory ETFs, the Fund’s management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund’s investment in the affiliated ETFs. The Adviser is subject to potential conflicts of interest in allocating assets among affiliated and unaffiliated ETFs because the Adviser is also responsible for managing and administering the affiliated ETFs and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund will be exposed indirectly to all of the risks of the securities held by the ETFs.

Passive ETFs that invest in the securities and sectors contained in the indexes they seek to track do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, such ETFs will be unable to duplicate exactly the performance of the underlying indexes they track.

Risk Factors

The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their net asset value (“NAV”), which means their shares may trade at a premium or discount.

In addition, although ETFs generally are listed on securities exchanges, there can be no assurances that an ETF will continue to satisfy the listing qualifications or that an active trading market for such ETFs will be maintained. Secondary market trading in ETFs also may be halted by a national securities exchange because of market conditions or for other reasons.

Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:

■Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.

■Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

■European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.

Risk Factors

General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund’s portfolio. Equity securities tend to be more volatile than debt securities.

■Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

■Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the

United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.

Risk Factors

High-Yield/Junk Bond Risk: Fixed-income securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.

■If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.

■If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.

Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a change in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.

Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would

Risk Factors

cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

Leveraging Risk: Leveraging risk is the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments, the more this leverage will magnify any losses on those investments.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities.

Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Options Strategy Risk: The Fund could experience a loss in the options portion of the portfolio, particularly during periods when market values are increasing but market volatility is high. When it sells index or ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline. When the Fund simultaneously buys index put options and also sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline if the market price of the index falls below the strike price of the short index put option.

Quantitative Investing Risk: A portfolio of securities selected using quantitative analysis may underperform either the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the emphasis placed on those factors may not be predictive of a security’s value. Further, factors that affect a security’s value can change over time and these changes may not be reflected in the Fund’s portfolio. In addition, data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There also may be errors or issues relating to the tools used to screen securities. The Fund’s stock selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, the Fund may have a lower return than if it were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis.

Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund’s overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The Statement of Additional Information (“SAI”)

Risk Factors

provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund’s SAI for more information.

Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.

Organization and Management of the Fund

The Fund’s Board has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement and oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.

A discussion regarding the basis of the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s Form N-CSR for the most recent fiscal year ended April 30.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Adviser’s Victory Solutions platform is responsible for the day-to-day investment management of the Fund.

The Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of 0.60% of the Fund’s average daily net assets.

See Fund Fees and Expenses in this prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

The Fund is authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund’s assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund’s assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund’s assets, and the Adviser could change the allocations without shareholder approval.

Portfolio Management

Mannik S. Dhillon, CFA, CAIA, President, Investment Franchises & Solutions, has co-managed the Fund since 2019. Mr. Dhillon served as Victory Capital’s Head of Investment Solutions, Product, and Strategy from 2015-2017. He served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements from 2010-2015. He is a Chartered Financial Analyst (“CFA”) and Chartered Alternative Investment Analyst (“CAIA”).

Lance Humphrey, CFA, Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions, has co-managed the Fund since 2016. Mr. Humphrey has 19 years of investment management experience, 12 of which were with the Fund’s prior investment adviser, USAA Asset Management Company, which was acquired by the Adviser’s parent company in 2019. He holds the Chartered Financial Analyst (“CFA”) designation and is a member of the CFA Society of San Antonio.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.

Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.

This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.

An Investment Professional is an investment consultant, salesperson, financial planner,

investment adviser, or trust officer who provides you with investment information.

Your Investment Professional also can help you decide which share class is best for you.

Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class

Fund Shares

■No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.

■Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.

■Typically, lower annual expenses than all classes except Institutional and Class R6 shares.

Institutional Shares

■No front-end sales charge or CDSC. All your money goes to work for you right away.

■Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.

■Institutional Shares are only available to certain investors.

■Typically, lower annual expenses than all classes except Class R6 shares.

Class A

■Front-end sales charge. There are several ways to reduce or eliminate this charge.

■A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances.

■Class A shares also pay ongoing distribution and/or service (12b-1) fees.

■Lower annual expenses than Class C shares.

Class C

■No front-end sales charge. All your money goes to work for you right away.

■A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances.

Investing with the Victory Funds

■Class C shares also pay ongoing distribution and/or service (12b-1) fees.

■Higher annual expenses than all other classes of shares.

Class R6

■No front-end sales charge or CDSC. All your money goes to work for you right away.

■Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.

■Class R6 shares are only available to certain investors.

■Typically, lower annual expenses than all other classes of shares.

Share Classes

When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.

Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.

Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.

Eligibility Requirements to Purchase Fund Shares

You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.

If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.

Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares

The Institutional Shares may be purchased by or through:

■Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;

■Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;

■Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or

■Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.

A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.

Eligibility Requirements to Purchase Class A and Class C Shares

Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by or through:

■Endowments and foundations;

■Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

■Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or

■Registered investment companies.

Such investments may be subject to additional rules or requirements of the applicable Advisory Program.

The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.

Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers

Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).

The Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

Copies of the Fund’s annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.

How to Buy Shares

Opening an Account With the Fund

You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).

Effective Date of Purchase

Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund’s transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.

When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund’s Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

Paying for Your Purchase

If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

Minimum Investments

Fund Shares:

$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:

$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Class A and Class C Shares:

$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.

Class R6 Shares:

There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.

How to Buy Shares

Purchasing Additional Shares

Fund Shares:

$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:

There is no subsequent purchase minimum for investments in Institutional Shares.

Class A and Class C Shares:

$50 minimum per transaction, per account.

Class R6 Shares:

There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.

Contacting the Victory Funds

The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.

■Internet Access

Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

■Mobile Access

Review account information and make most account transactions.

■Telephone Access

To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.

■Mail

If you would like to make a purchase or request a redemption by mail, send your written instructions to:

Regular Mail:

Victory Funds

P.O. Box 182903

Columbus, OH 43218-2903

Overnight Mail:

Use the following address ONLY for overnight packages:

Victory Funds

c/o FIS TA Operations

4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: (800) 235-8396

How to Buy Shares

■Bank Wire

To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.

Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.

■Electronic Funds Transfer

Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800)

235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.

How to Exchange Shares and

Class Conversions

There may be limits on the ability to exchange between certain Victory Funds.

You can obtain a list of Victory Funds available for exchange by calling

(800) 235-8396 or by visiting VictoryFunds.com

The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:

■Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.

■To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.

■Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.

Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.

Other Exchange Rules You Should Know

If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.

For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Exchange Shares and Class Conversions

Other Conversions

Under certain circumstances, we may convert your Institutional Shares to Fund Shares, as applicable. The Fund will notify you before any such conversions occur.

The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).

Pricing

When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.

Conversions are not subject to the Fund’s restrictions on short-term trading activity discussed under Excessive Short-Term Trading.

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

There are a number of convenient ways to sell your shares.

If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.

■By Internet

Log on to your account using vcm.com and place your redemption request.

■By Telephone

Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:

■Mail a check to the address of record;

■Wire funds to a previously designated domestic financial institution;

■Mail a check to a previously designated alternate address; or

■Electronically transfer your redemption via EFT to a previously designated domestic financial institution.

The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

■By Mail

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.

■By Wire

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

■By Electronic Funds Transfer (“EFT”)

Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.

Additional Information About Redemptions

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

How to Sell Shares

Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.

Fund Shares:

If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.

Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.

If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.

Institutional Shares:

Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.

Class A and Class C Shares:

Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.

Class R6 Shares:

Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund’s investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund’s assets, which do not vary by class. Different fees and expenses will affect performance.

Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

Distribution and Service Plans

In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A and Class C shares.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.

Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.

Information About Fees

Payments to Financial Intermediaries

Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.

In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

In addition, we and the Fund’s Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.

The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on Class R6 shares.

Distributions and Taxes

Dividends and Other Distributions

As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.

Buying a dividend. You should check the Fund’s distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Fund pays distributions of net investment income (“dividends”) annually. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.

Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to taxes.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Reinvestment Option

The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.

Directed Bank Account Option

When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.

Cash Option

If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.

Income Earned Option

You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Distributions and Taxes

Directed Distributions Option

If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.

Important Information About Taxes

The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.

Shareholder Taxation

■Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.

■Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.

■A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).

■Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.

■You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.

■An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.

Distributions and Taxes

■Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

■You should consult with your tax adviser to determine the best IRS-accepted basis determination method.

■The Fund may provide estimated capital gain distribution information through the website at vcm.com.

■Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.

■Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Foreign Taxes

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes; however, many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (“Foreign Election”) that would permit you to take a credit (or a deduction) for foreign taxes the Fund pays. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes and would be entitled to a credit against your federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. The Fund has made the Foreign Election in one or more previous taxable years, and it is anticipated that certain Affiliated Funds will make the Foreign Election for their current taxable year. If the Fund does so, it will report to you shortly after each year your share of the foreign taxes it paid and its foreign-source income.

Distributions and Taxes

Taxpayer Identification and Backup Withholding

■Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.

■Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.

■Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

Important Fund Policies and Other Information

Share Price Calculation

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

Total Assets - Liabilities

NAV=

Number of Shares Outstanding

Valuation of Securities

The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund’s valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of

Important Fund Policies and Other Information

the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

Repurchase agreements are valued at cost.

Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.

Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

■Name;

■Date of birth (for individuals);

■Residential or business street address (although post office boxes are still permitted for mailing); and

■Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal

Important Fund Policies and Other Information

law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.

IRA Distribution Fee

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.

Account Balance

Victory Capital Transfer Agency, Inc., the Fund’s transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.

Important Fund Policies and Other Information

Excessive Short-Term Trading

The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the Funds’ policies and procedures state that:

■Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.

The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts

The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;

■Purchases and sales pursuant to automatic investment or withdrawal plans;

■Purchases and sales made through Victory Capital 529 Education Savings Plan;

■Purchases and sales made in certain separately managed accounts in wrap fee programs;

■Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative

Important Fund Policies and Other Information

Fund, and/or Victory Cornerstone Equity Fund; and

■Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.

The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

Other Fund Rights

The Fund reserves the right to:

■Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■Redeem some or all of its shares in kind when in the best interest of the Fund;

Important Fund Policies and Other Information

■Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■Redeem an account with less than $500, with certain limitations;

■Restrict or liquidate an account when necessary or appropriate to comply with federal law; and

■Discontinue or otherwise limit the opening of accounts with us.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.

This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s and relevant share classes’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares and Institutional Shares (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.

Victory Global Managed Volatility Fund

Fund Shares

For a Share Outstanding	Year	Year	Year	4 Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
Throughout Each Period	4/30/26	4/30/25	4/30/24	4/30/23(a)	12/31/22	12/31/21
Net Asset Value, Beginning of
Period	$10.93	$10.09	$9.07	$8.38	$10.78	$11.20
Investment Activities:
Net investment income (loss)(b)	0.11	0.13	0.13	0.05	0.17	0.15
Net realized and unrealized
gains (losses)	2.35	1.07	1.05	0.64	(1.85)	2.15
Total from Investment
Activities	2.46	1.20	1.18	0.69	(1.68)	2.30
Distributions to Shareholders
from:
Net investment income	(0.11)	(0.17)	(0.16)	—	(0.20)	(0.11)
Net realized gains	(2.04)	(0.19)	—	—	(0.52)	(2.61)
Total Distributions	(2.15)	(0.36)	(0.16)	—	(0.72)	(2.72)
Net Asset Value, End of Period	$11.24	$10.93	$10.09	$9.07	$8.38	$10.78
Total Return(c),(d)	24.19%	11.89%	13.07%	8.23%	(15.78)%	21.00%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net Investment Income (Loss)(e)	0.99%	1.20%	1.40%	1.78%	1.77%	1.26%
Gross Expenses(e),(f)	1.13%	1.15%	1.24%	1.39%	1.13%	1.05%
Supplemental Data:
Net Assets at end of period
(000’s)	$11,652	$9,564	$9,709	$9,574	$9,065	$12,183
Portfolio Turnover(c),(g)	77%	37%	24%	7%	26%	40%

(a)Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.

(b)Per share net investment income (loss) has been calculated using the average daily shares method.

(c)Not annualized for periods less than one year.

(d)Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)Annualized for periods less than one year.

(f)Does not include acquired fund fees and expenses, if any.

(g)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

Victory Global Managed Volatility Fund

Institutional Shares

For a Share Outstanding	Year	Year	Year	4 Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
Throughout Each Period	4/30/26	4/30/25	4/30/24	4/30/23(a)	12/31/22	12/31/21
Net Asset Value, Beginning of
Period	$11.17	$10.30	$9.26	$8.54	$10.98	$11.35
Investment Activities:
Net investment income
(loss)(b)	0.14	0.16	0.16	0.06	0.19	0.18
Net realized and unrealized
gains (losses)	2.40	1.09	1.06	0.66	(1.90)	2.19
Total from Investment
Activities	2.54	1.25	1.22	0.72	(1.71)	2.37
Distributions to Shareholders
from:
Net investment income	(0.13)	(0.19)	(0.18)	—	(0.21)	(0.13)
Net realized gains	(2.04)	(0.19)	—	—	(0.52)	(2.61)
Total Distributions	(2.17)	(0.38)	(0.18)	—	(0.73)	(2.74)
Net Asset Value, End of Period	$11.54	$11.17	$10.30	$9.26	$8.54	$10.98
Total Return(c),(d)	24.39%	12.15%	13.22%	8.43%	(15.70)%	21.34%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net Investment Income
(Loss)(e)	1.18%	1.39%	1.60%	1.98%	1.96%	1.45%
Gross Expenses(e),(f)	0.80%	0.79%	0.77%	0.80%	0.78%	0.77%
Supplemental Data:
Net Assets at end of period
(000’s)	$360,440	$432,809	$488,848	$491,685	$471,568	$594,164
Portfolio Turnover(c),(g)	77%	37%	24%	7%	26%	40%

(a)Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.

(b)Per share net investment income (loss) has been calculated using the average daily shares method.

(c)Not annualized for periods less than one year.

(d)Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)Annualized for periods less than one year.

(f)Does not include acquired fund fees and expenses, if any.

(g)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

P.O. Box 182903

Columbus, OH 43218-2903

Statement of Additional Information (“SAI”): A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.

Annual/Semi-Annual Reports and Form N-CSR: The Fund’s annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund’s investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period. The Fund’s Form N-CSR filings contain the Fund’s annual and semi-annual financial statements.

How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	By mail:
Call Victory Funds at	Victory Funds
(800) 235-8396	P.O. Box 182903
Columbus, OH 43218-2903

You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov

Investment Company Act File No. 811-7852	87347-0926